EXHIBIT 10.3





                          SECURITY AND PLEDGE AGREEMENT

                                      AMONG

                    TALK AMERICA HOLDINGS, INC., AS GRANTOR,

                   STATE STREET BANK AND TRUST COMPANY, N.A.,

             AS COLLATERAL AGENT ON BEHALF OF AMERICA ONLINE, INC.,

                                       AND

                              AMERICA ONLINE, INC.

                                   DATED AS OF

                               SEPTEMBER 19, 2001










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                                TABLE OF CONTENTS
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ARTICLE I Definitions....................................................................................1

         Section 1.01      Definition of Terms Used Herein...............................................1

         Section 1.02      Definition of Certain Terms Used Herein.......................................1

         Section 1.03      Rules of Interpretation.......................................................5

ARTICLE II Security Interest.............................................................................6

         Section 2.01      Security Interest.............................................................6

         Section 2.02      No Assumption of Liability....................................................7

         Section 2.03      Power of Attorney.............................................................7

ARTICLE III Representations and Warranties...............................................................7

         Section 3.01      Organization, Standing, etc...................................................7

         Section 3.02      Authorization; Binding Effect.................................................8

         Section 3.03      No Violations; Consents and Approvals.........................................8

         Section 3.04      Title, No Liens and Authority.................................................9

         Section 3.05      Filings.......................................................................9

         Section 3.06      Possession...................................................................10

         Section 3.07      Control..................................................................... 10

         Section 3.08      Marking of Chattel Paper.....................................................10

         Section 3.09      Validity of Security Interest................................................10

         Section 3.10      Recourse.....................................................................10

ARTICLE IV Covenants....................................................................................11

         Section 4.01      Change of Name; Location of Collateral; Records; Place of Business...........11

         Section 4.02      Protection of Collateral Agent's Security....................................11

         Section 4.03      Modification of Terms, etc...................................................11

         Section 4.04      Collection...................................................................12

         Section 4.05      Financing Statements.........................................................12

         Section 4.06      Further Assurances...........................................................12

         Section 4.07      Additional Shares............................................................12

ARTICLE V Remedies......................................................................................13

         Section 5.01      Rights of Grantor............................................................13
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         Section 5.02      Remedies upon Occurrence of Event of Default.................................13

         Section 5.03      Remedies; Disposition of the Collateral......................................15

         Section 5.04      Restrictions.................................................................16

         Section 5.05      Waiver of Claims.............................................................17

         Section 5.06      Application of Proceeds......................................................18

         Section 5.07      Remedies Cumulative..........................................................18

         Section 5.08      Discontinuance of Proceedings................................................18

ARTICLE VI Collateral Agent Duties; Indemnity...........................................................19

         Section 6.01      Limitation of Liability......................................................19

         Section 6.02      Grantor Indemnity............................................................21

         Section 6.03      Indemnity Obligations Secured by Collateral; Survival........................22

         Section 6.04      Fees and Indemnity...........................................................22

ARTICLE VII Miscellaneous...............................................................................23

         Section 7.01      Notices......................................................................23

         Section 7.02      Entire Agreement.............................................................24

         Section 7.03      Binding Effect; Assignment; Several Agreement................................24

         Section 7.04      Governing Law................................................................24

         Section 7.05      Waivers; Amendment...........................................................24

         Section 7.06      Severability.................................................................25

         Section 7.07      Counterparts.................................................................25

         Section 7.08      Headings.....................................................................25

         Section 7.09      Obligations Absolute.........................................................25

         Section 7.10      Grantor's Duties.............................................................25

         Section 7.11      Action by Investor...........................................................26

         Section 7.12      Termination..................................................................26

         Section 7.13      Dispute Resolution...........................................................26

         Section 7.14      Consent to Jurisdiction and Service..........................................26

         Section 7.15      Force Majeure................................................................26

         Section 7.16      Reproduction of Documents....................................................26

         Section 7.17      Releases.....................................................................27

         Section 7.18      Representations and Warranties...............................................27

Schedule I to the Security and Pledge Agreement.........................................................29

Schedule II to the Security and Pledge Agreement........................................................30

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Schedule III to the Security and Pledge Agreement.......................................................32

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         SECURITY AND PLEDGE AGREEMENT dated as of September 19, 2001 (the
"Security Agreement") among Talk America Holdings, Inc., a Delaware corporation (the "Grantor"), and State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. ("AOL") and its successors and assigns, as holders of the Convertible Note (AOL and such successors and assigns, the "Investor") and AOL.

         Reference is made to the Restructuring and Note Agreement dated as of September 19, 2001, (the "Restructuring Agreement"), between the Grantor and the Investor pursuant to which, inter alia, the Grantor is delivering to the Investor one or more 8% senior convertible promissory notes of the Grantor in the initial aggregate principal amount of $54,000,000 (collectively, the "Convertible Note"). The Restructuring Agreement provides that, as a condition to the Investor's agreement to accept the Convertible Note, the Grantor is to execute a security and pledge agreement for the benefit of the Investor to secure its obligations to the Investor under the Convertible Note.

         Accordingly, the Grantor, the Collateral Agent and the Investor (for themselves and their respective permitted successors or assigns) for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                   Definitions

        Section 1.01 Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Restructuring Agreement. Upon execution hereof, the Grantor shall provide a complete and accurate copy of the Restructuring Agreement to the Collateral Agent. Reference in this Security Agreement to the defined terms therein is for convenience only and shall not obligate the Collateral Agent to interpret, determine compliance with or otherwise become bound by, the Restructuring Agreement.

        Section 1.02 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Accounts" shall mean all "accounts" and "deposit accounts" as such terms are defined in the UCC and, to the extent not included within such definitions, all accounts receivable, book debts and other forms of obligations, whether arising out of goods sold or services rendered by Grantor or from any other transaction, including, without limitation, any such obligation that might be characterized as an account or contract right under the UCC, and all of Grantor's rights in, to and under all purchase orders or receipts for goods or services, all of Grantor's rights to any goods represented by any of the foregoing, all moneys due or to become due to Grantor under all contracts for the sale of goods or the performance of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in any other transaction), now in existence or


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hereafter occurring, and expressly including, without limitation, rights to receive the proceeds of, from or in connection with purchase orders or contracts for the provision of telephone and other communication services, including, without limitation, all agreements with and sums due from customers and other persons, and all books and records recording, evidencing or relating to such rights or any part thereof, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

         "Collateral" shall mean all (a) Accounts, (b) Contracts and Leases, (c) Equipment and Licenses, (d) Furniture and Fixtures, (e) General Intangibles, (f) Inventory, (g) cash and cash accounts, (h) Miscellaneous Items, (i) Pledged Collateral and (j) Proceeds, if any.

         "Contracts and Leases" shall mean all contracts, undertakings, leases or other agreements in or under which Grantor may now or hereafter have any right, title or interest including, without limitation, (a) construction contracts, subscriber contracts, customer service agreements, management agreements, rights of way, easements, tower agreements, cell site agreements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which the Grantor is a party, whether now existing or hereafter arising; (b) lease agreements for real or personal property to which the Grantor is a party, whether now existing or hereafter arising; and (c) other contracts and contractual rights, remedies or provisions, whether now existing or hereafter arising, in favor of the Grantor, including, with respect to an Account, any agreement relating to the terms of performance thereof.

         "Equipment and Licenses" shall mean all "equipment" as such term is defined in the UCC and, to the extent not included within such definition, all machinery, equipment, furnishings, vehicles, fixtures, and supplies (installed and uninstalled), and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed or to be installed thereon or affixed or to be affixed thereto, including, without limitation, all equipment located at telephone switching office facilities; any distribution systems and all components thereof, including but not limited to hardware, cables, fiber optic cables, switches, computer equipment, amplifiers, and associated devices; and any other equipment used in connection with the Grantor's business; and all franchises, licenses, permits and operating rights authorizing or relating to the Grantor's rights to operate and maintain telecommunications or other related business, whether now owned or hereafter acquired by Grantor.

         "Event of Default" shall have the meaning set forth in the Restructuring Agreement.

         "Furniture and Fixtures" shall mean all of the Grantor's right, title and interest in and to all furniture and fixtures in which the Grantor has an ownership, leasehold or similar legal interest, whether now owned or hereafter acquired by Grantor.


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         "General Intangibles" shall mean all "general intangibles" as such term is defined in the UCC and, to the extent not included within such definition, all personal property, goodwill, permits, customer lists, patents, copyrights, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, trademarks, trademark applications, trade names, trade secrets, designs, knowledge, know-how, payment intangibles (as defined in the UCC), software (as defined in the UCC), data, databases, skill, expertise, experience, processes, models, drawings, materials and records, industrial or intellectual property or rights therein, whether under license or otherwise, all right, title and interest in any of the foregoing, including, without limitation, all rights to receive payment or property upon or in connection with any transfer of any license, claims for tax refunds, tax refund amounts and rights of indemnification, in each case, whether now owned or hereafter acquired by the Grantor.

         "Indebtedness" shall mean and include, as of any date as of which the amount thereof is to be determined, (i) all obligations of such person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) the principal amount of all monetary obligations that are secured by any perfected lien or security interest existing on property owned by such person whether or not the obligations secured thereby shall have been assumed by such person, and (iii) all guaranties of Indebtedness of any other person.

         "Inventory" shall mean all "inventory" as such term is defined in the UCC and to the extent not included within such definition, all inventory, supplies, merchandise, goods and other personal property of whatsoever nature and kind, and wherever situated, including, without limitation, any inventory held for lease or sale or that are furnished or are to be furnished under a contract of service, or that constitute raw materials, components, work in process, finished goods, goods in transit, materials used or consumed or to be used or consumed in the Grantor's business, packing and shipping materials, and all accretions and accessions thereto, trust receipts and similar documents covering the same products, whether now owned or hereafter acquired by Grantor.

         "Investment Property" shall mean all "investment property" as such term is defined in the UCC.

         "Lien" shall have the meaning set forth in Section 3.03 hereof.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, properties, operations, financial condition, income or business prospects of the Grantor and its Subsidiaries, taken as a whole, as presently conducted or (b) the validity or enforceability of this Security Agreement or the Subsidiary Guarantee and Security Agreement.

         "Miscellaneous Items" shall mean all goods, chattel paper, documents, instruments, supplies, choses in action, claims, money, cash accounts, deposits, letter of


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credit rights, certificates of deposit, stock or share certificates (including, without limitation, the stock of any Subsidiaries of the Grantor now existing or hereafter created or acquired) and licenses and other rights in intellectual property not otherwise included as "collateral" hereunder and including, without limitation, all other investment property of Grantor to the extent not otherwise included above, including all securities, security entitlements, securities accounts and commodity contracts, whether now owned or hereafter acquired by Grantor.

         "Obligations" shall mean: (a) all payment obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of the Grantor to the Investor arising under the Convertible Note; (b) any and all sums advanced by the Investor or the Collateral Agent in order to preserve the Collateral or preserve their Security Interests in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any payment obligations or liabilities of the Grantor referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Perfection Certificate" shall mean a certificate substantially in the form of Schedule II hereto, completed and supplemented with the schedules and attachments, contemplated thereby, and duly executed by an authorized officer of the Grantor.

         "Person" shall mean any natural person, corporation, partnership, unincorporated association, trust, governmental entity, joint venture, trade group or other entity, or any entity or group that is a part of, or associated with any of the foregoing.

         "Pledged Collateral" shall mean, collectively, (a) the shares of capital stock directly owned by Grantor and listed on Schedule I hereto and any shares of capital stock or derivative securities of any Person acquired in the future by the Grantor, (b) any debt securities in the future issued to the Grantor, (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for, or upon the conversion of, the securities referred to in clauses (a) and (b) above.

         "Pledged Stock" shall mean, collectively the shares of capital stock and derivative securities issued by the Subsidiaries, whether currently owned by Grantor or acquired in the future by the Grantor.

         "Proceeds" shall mean, to the extent not otherwise included as "Collateral" hereunder, all "proceeds", as such term is defined in the UCC, of each item of Collateral, and, to the extent not included within such definition, any and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease, license, exchange or other disposition of any property or interest therein referred to herein, together with all proceeds of any policies of insurance covering any item of Collateral, any and all proceeds of any award with respect to the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the


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property or assets of the Grantor, any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Grantor from time to time with respect to any property or assets of the Grantor, any rebates or refunds, whether for taxes or otherwise, and any and all other amounts from time to time paid or payable (in whatever form) under, in connection with or with respect to any property or assets of the Grantor, and all proceeds of any such proceeds, whether now existing or hereafter arising.

         "Restructuring Agreement" shall have the meaning assigned to such term in the preliminary statement of this Security Agreement.

         "Security Interest" shall have the meaning assigned to such term in
Section 2.01(a).

         "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity, are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Collateral Agreement shall refer to a Subsidiary or Subsidiaries of a Grantor.

         "Subsidiary Grantors" shall mean those Subsidiaries that are grantors, from time to time, under the Subsidiary Guarantee and Security Agreement.

         "Subsidiary Guarantee and Security Agreement" shall mean the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge, dated as of September 19, 2001, among certain of the Grantor's Subsidiaries, as grantors, and the Junior Agent as collateral agent on behalf of AOL.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, or by the laws of a jurisdiction other than a state of the United States, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction or such other laws, as the case may be, for purposes of the provisions hereof relating to such attachment, perfection or priority.

        Section 1.03 Rules of Interpretation. The definitions in Section 1.02 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and


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Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Security Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Security Agreement to the Restructuring Agreement or the Convertible Note shall mean the Restructuring Agreement or the Convertible Note, in each case as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                   ARTICLE II

                                Security Interest

    Section 2.01  Security Interest.

            (a) As security for the prompt and full payment when due of all of the Obligations, whether now existing or hereinafter incurred, the Grantor hereby grants to the Collateral Agent as collateral agent on behalf of the Investor, a continuing security interest of first priority in all of the Grantor's right, title and interest in, to and under the Collateral, whether now existing or hereafter from time to time acquired (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized (but not obligated) to file one or more financing statements (including fixture filings), continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantor, without the signature of the Grantor, and naming the Grantor as the debtor and the Collateral Agent as the secured party.

            (b) As security for the prompt and full payment when due of all of the Obligations, the Grantor hereby (i) pledges and deposits as security with the Collateral Agent, as agent on behalf of the Investor (except as otherwise permitted below), the Pledged Collateral owned by the Grantor on the date hereof, which Pledged Collateral is listed on Schedule I attached hereto, and delivers to the Collateral Agent certificates therefor accompanied by undated stock powers duly executed in blank by the Grantor in the case of capital stock, or such other instruments of transfer as are acceptable to the Collateral Agent; and (ii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Collateral Agent as collateral agent on behalf of the Investor all of the Grantor's right, title and interest in and to such Pledged Collateral (and in and to the certificates or instruments evidencing such Pledged Collateral), to be held by the Collateral Agent upon the terms and conditions set forth in this Security Agreement. If any Pledged Collateral (whether now owned or hereafter acquired) is evidenced by an uncertificated security, the Grantor shall promptly notify the Collateral Agent thereof in writing and shall promptly take all actions required to perfect the Security Interest of the Collateral Agent, as agent on behalf of the Investor under applicable law (including the UCC). All deliveries to and deposits with the Collateral Agent made pursuant to this subsection (b) shall be made within 24 hours of the time at which this Security Agreement becomes effective.


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            (c) The security interests of the Collateral Agent under this
Security Agreement extend to all Collateral that the Grantor may acquire at any time during the continuation of this Security Agreement. If the Grantor shall acquire (by purchase, stock dividend or otherwise) any additional Pledged Collateral at any time or from time to time after the date hereof, the Grantor will forthwith pledge and deposit such Pledged Collateral as security with the Collateral Agent, as collateral agent on behalf of the Investor, and deliver to the Collateral Agent certificates therefor accompanied by stock powers duly executed in blank by the Grantor or such other instruments of transfer as are acceptable to the Collateral Agent, and will promptly thereafter deliver to the Collateral Agent a certificate executed by any of the President, any Vice President, or the Treasurer of the Grantor describing such Pledged Collateral and certifying that the same have been duly pledged with the Collateral Agent, as collateral agent on behalf of the Investor.

        Section 2.02 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or the Investor to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral. Without limiting the foregoing, the Collateral Agent shall have no duty or obligation to preserve, protect, vote or otherwise exercise any rights of the Grantor in the Pledged Stock; the Collateral Agent shall be responsible only to take reasonable actions for the physical safekeeping of such stock certificates as are delivered to it evidencing the Pledged Collateral (and otherwise to perform the specific duties expressly set forth in this Security Agreement on its part to be performed).

        Section 2.03 Power of Attorney. The Grantor hereby constitutes and appoints the Collateral Agent as collateral agent on behalf of the Investor as the Grantor's true and lawful attorney, irrevocably, with full power after receiving written notice from Investor of an Event of Default (in the name of the Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Grantor under or arising out of the Collateral, to transfer, sell, assign, convey, pledge and otherwise dispose of any Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                  ARTICLE III

                         Representations and Warranties

         The Grantor represents and warrants to the Collateral Agent and the Investor that:

        Section 3.01 Organization, Standing, etc. The Grantor and its Subsidiaries are each a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Grantor's exact legal name is as set forth in the preliminary statement of this Security Agreement. The Grantor and its Subsidiaries are each duly qualified or licensed and, if applicable, is in good standing as a foreign corporation, in each jurisdiction in which the properties owned, leased or operated, or the



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business conducted, by it require such qualification or licensing, except for any such failure so to qualify or be in good standing that, individually or in the aggregate, would not have a Material Adverse Effect. The Grantor has the requisite power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.

        Section 3.02 Authorization; Binding Effect. The Grantor has the corporate power and authority to execute, deliver and perform this Security Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Security Agreement by the Grantor have been duly authorized by all necessary corporate action on the part of the Grantor. This Security Agreement constitutes the valid and legally binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

        Section 3.03 No Violations; Consents and Approvals.

                (a) The execution, delivery or performance by the Grantor of this Security Agreement; the consummation by the Grantor of the transactions contemplated hereby; and the performance by the Grantor of its obligations hereunder (i) will not result in a violation or breach of the Grantor's Certificate of Incorporation or its By-laws and (ii) will not result in a violation or breach of (or give rise to any right of termination, revocation, cancellation or acceleration under or increased payments under), or constitute a default (with or without due notice or lapse of time or both) under, or result in the creation of any lien, mortgage, charge, encumbrance or security interest of any kind (a "Lien") upon any of the properties or assets of the Grantor under, (A) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, obligation, instrument, offer, commitment, understanding or other arrangement (each a "Contract") or of any license, waiver, exemption, order, franchise, permit or concession (each a "Permit") to which the Grantor is a party or by which any of its properties or assets may be bound, or (B) subject to the governmental filings and other matters referred to in clause (b) below, any judgment, order, decree, statute, law, regulation or rule applicable to the Grantor, except, in the case of clause
(ii), for violations, breaches, defaults, rights of cancellation, termination, revocation or acceleration or Liens that would not, individually or in the aggregate, have a Material Adverse Effect.

                (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any government or any court, administrative agency or commission or other governmental authority or agency, federal, state, local or foreign is required with respect to the Grantor in connection with the execution, delivery or performance by the Grantor of this Security Agreement, the consummation by the Grantor of the transactions contemplated hereby or the performance by the Grantor of its



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obligations hereunder, except as may be required in connection with the sale, transfer or disposition of Pledged Collateral.

        Section 3.04 Title, No Liens and Authority. The Grantor is the owner of, and has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder, and will be the owner of, and will have good and valid rights in and title to the Collateral acquired by it from time to time after the date hereof with respect to which it will purport to grant a Security Interest hereunder. The Grantor is the legal, record and beneficial owner of, and has good and marketable title, to all of the Pledged Collateral, subject to no Lien (except the Lien created by this Security Agreement, any Lien permitted under Section 4.05 hereof and Section 5.9 of the Restructuring Agreement and any encumbrance on any Pledged Collateral created solely by operation of law). All the shares of capital stock of the Pledged Collateral have been duly and validly issued, are fully paid and nonassessable. Subject to Section 4.05 hereof and Section 5.9 of the Restructuring Agreement, the Collateral, whether now owned or existing or hereafter acquired or arising by the Grantor from time to time after the date hereof will be free from any Lien granted by the Grantor after the date hereof, or other right, title or interest of any Person granted by the Grantor after the date hereof, and the Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent or the Investor. The Grantor has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

        Section 3.05 Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed UCC financing statements (including fixture filings, as applicable) ("Financing Statements") containing a description of the Collateral have been filed in the governmental office of the Grantor's state of incorporation as specified in Schedule II to this Security Agreement (the "Filing Office"), which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent as agent on behalf of the Investor superior and prior to the rights of all other Persons and subject to no other Liens in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. The Grantor hereby (i) acknowledges and consents to the delivery by the Collateral Agent to the Investor of such Financing Statements, and to the filing thereof by the Investor with the Filing Office specified in Schedule II to this Security Agreement, and (ii) covenants and agrees that it shall prepare and deliver to the Collateral Agent, with a copy to the Investor, not less than forty-five days prior to the date when the same are required to be filed under the UCC, duly completed and appropriate UCC continuation statements for each of such Financing Statements together with written notice to the Collateral Agent making reference to this Section of this Security Agreement and instructing the Collateral Agent to sign and file such continuation statements with the Filing Office.

        Section 3.06 Possession.

                (a) The Grantor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where the Collateral Agent, at the written request of the Investor, or the Investor chooses to perfect its security interest by possession in addition to the filing of a financing statement, provided, however, if the Investor shall deliver a written request to the Collateral Agent to request possession of any Collateral, the Investor shall be responsible for arranging the delivery of such Collateral to the Collateral Agent.

                (b) Where Collateral is in the possession of a third party, the Grantor will notify the third party of the Collateral Agent's security interest and use its commercially reasonable best efforts to obtain an acknowledgment from the third party that it is holding the Collateral for the benefit of Collateral Agent. The Grantor shall prepare any such notice to be delivered to the third party and provide the Collateral Agent with a copy of the notice.

        Section 3.07 Control. The Grantor will cooperate with the Collateral Agent in obtaining control with respect to Collateral consisting of:

                (a) Deposit Accounts; and

                (b) Investment Property;

                (c) Letter-of-credit rights; and

                (d) Electronic chattel paper.

        Section 3.08 Marking of Chattel Paper. The Grantor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Collateral Agent indicating that the Collateral Agent, on behalf of the Investor, has a security interest in the Chattel Paper.

        Section 3.09 Validity of Security Interest. The Security Interest constitutes (a) a legal and valid continuing security interest of first priority (or second, only with respect to any Indebtedness permitted under Section 5.9 of the Restructuring Agreement) in all the Collateral securing the Obligations and
(b) subject to the filings described in Section 3.05 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions.

        Section 3.10 Recourse. This Security Agreement is made with full recourse to the Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Grantor contained herein, in the Restructuring Agreement, and otherwise in writing in connection herewith or therewith.

                                   ARTICLE IV

                                    Covenants

        Section 4.01 Change of Name; Location of Collateral; Records; Place of Business.

                (a) The Grantor agrees to notify the Collateral Agent no less than 20 days in advance in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the state in which it is organized, (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. The Grantor agrees to reasonably assist the Collateral Agent and the Investor in the event it effects or permits any change referred to in the preceding sentence with all filings to be made under the UCC or otherwise that are required in order for the Collateral Agent as collateral agent for the Investor to continue at all times to have a valid, legal and perfected continuing security interest of first priority in all the Collateral. The Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                (b) The Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

        Section 4.02 Protection of Collateral Agent's Security. The Grantor will do nothing to impair the rights of the Collateral Agent (or the Investor) in the Collateral. The Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Grantor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Grantor.

        Section 4.03 Modification of Terms, etc. The Grantor shall not rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent, as instructed in writing by the Investor, except as permitted by Section 4.04. The Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts and Contracts and will do nothing to impair the rights of the Collateral Agent (or the Investor) in the Accounts or Contracts.

        Section 4.04 Collection. The Grantor shall endeavor to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts that are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract, except that, prior to the occurrence of an Event of Default, the Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, that the Grantor finds appropriate in accordance with sound business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Grantor or the Collateral Agent, shall be borne by the Grantor.

        Section 4.05 Financing Statements. The Grantor agrees to execute and deliver to the Collateral Agent such financing statements, instruments and documents in form acceptable to the Investor, as the Collateral Agent or the Investor may from time to time reasonably request or as are necessary or desirable to establish and maintain a valid, enforceable, first priority (or second, only with respect to any Indebtedness permitted under Section 5.9 of the Restructuring Agreement) Security Interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. The Grantor will pay any applicable filing fees and related expenses. The Grantor authorizes the Collateral Agent and the Investor to file any such financing statements without the signature of the Grantor. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be responsible for taking any action to protect or perfect a valid enforceable security interest in the Collateral, including but not limited to, the timely filing of any UCC financing or continuation statements.

        Section 4.06 Further Assurances. The Grantor agrees, at its own expense, to make, execute, endorse, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or the Investor may from time to time reasonably request to ensure the preservation and continuous perfection of its Security Interest in the Collateral, or to effectuate the rights granted to the Collateral Agent or Investor herein, in accordance with the terms of this Security Agreement, including the payment of any fees and taxes required in connection with the execution and delivery of this Security Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

        Section 4.07 Additional Shares. The Grantor shall cause each Subsidiary to (a) not issue any stock or other securities (including debt securities and derivative securities) in addition to or in substitution for the Pledged Collateral issued by such issuer, except to the Grantor (or, if such Subsidiary is a Subsidiary of a Subsidiary Grantor, to the Grantor or a Subsidiary Grantor) and (b) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Collateral.

                                   ARTICLE V

                                    Remedies

        Section 5.01 Rights of Grantor. So long as no Event of Default shall have occurred and be continuing, the Grantor shall have the right to (i) receive all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, (ii) receive all proceeds of any sale of the Pledged Collateral in accordance with Section 5.14 of the Restructuring Agreement and (iii) vote and give consents, ratifications and waivers, with respect to the Pledged Collateral. The Grantor waives any right it may have to require the Collateral Agent or Investor to pursue any third person for any of the Obligations.

        Section 5.02 Remedies upon Occurrence of Event of Default. If the Collateral Agent shall at any time receive written notice from the Investor that an Event of Default shall have occurred and be continuing, the Collateral Agent shall, subject to the provisions of Section 5.04 hereof, upon request of the Investor, (i) deliver the Collateral to the Investor (or its designee), (ii) execute and deliver to the Investor an instrument satisfactory to the Collateral Agent assigning to the Investor (without recourse against, and without representation or warranty of any kind by, the Collateral Agent) all of the Collateral Agent's rights, title and interests in and to the Collateral hereunder, and (iii) execute and deliver to the Investor UCC assignments (as shall have been duly completed and provided to the Collateral Agent by the Investor) for each of the Financing Statements; provided, however, that the Collateral Agent's obligation to deliver the foregoing shall be subject to the Investor's payment to the Collateral Agent of all amounts owing to the Collateral Agent hereunder, to the extent remaining unpaid by the Investor or the Grantor (and the Investor shall be subrogated to the rights of the Collateral Agent to the extent of such payment and such obligations of the Grantor shall become part of the Obligations secured hereby). Upon such assignment and delivery to the Investor, the Collateral Agent shall immediately and automatically be released from all obligations hereunder. Unless and until the Investor shall have made such request to the Collateral Agent, the Collateral Agent shall have no duty or obligation to take any action pursuant to the preceding sentence; and except for the taking of such action pursuant to the preceding sentence upon receipt of such request, the Collateral Agent shall be under no duty or obligation to take any other action of any kind hereunder with respect to the Collateral or such Event of Default (including, without limitation, no duty to enforce, foreclose, protect, preserve or otherwise exercise any rights or remedies as a secured party with respect to the Collateral, including without limitation the sale or other disposition of Collateral or other exercise of rights or remedies pursuant to or as contemplated by this Article V). Notwithstanding the foregoing, the Collateral Agent thereafter may exercise such rights or remedies or take such actions as may be requested by the Investor, to the extent and upon such terms as may be agreed to by the Collateral Agent, at its reasonable discretion (which terms may, if the Collateral Agent deems necessary, include such additional compensation as the Collateral Agent reasonably determines to be necessary). In any and every such case, upon the occurrence and during the continuance of any Event of Default, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, on behalf of the Investor, or the Investor upon the delivery of the Collateral to the Investor, as the case may be, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC or other applicable law in all relevant jurisdictions and may:

                (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor; and

                (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent or the Investor, as appropriate; and

                (c) sell, assign or otherwise liquidate, or direct the Grantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                (d) take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Collateral Agent or the Investor, as appropriate, at any place or places designated by the Collateral Agent or the Investor, as appropriate, in which event the Grantor shall, at its own expense:

                    (i) forthwith cause the same to be moved to the place or
                places so designated by the Collateral Agent or the Investor, as appropriate, and there delivered to the Collateral Agent or the Investor, as appropriate,

                    (ii) store and keep any Collateral so delivered to the
                Collateral Agent or the Investor, as appropriate, at such place or places pending further action by the Collateral Agent or the Investor, as appropriate, as provided in Section 5.03, and

                    (iii) while the Collateral shall be so stored and kept,
                provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in good condition; and

                (e) with respect to the Pledged Collateral and subject to the provisions of Section 5.04 hereof:

                    (i) receive all amounts payable in respect of the Pledged
                Collateral otherwise payable to the Collateral Agent or the Investor, as appropriate;

                    (ii) transfer all or any part of the Pledged Collateral into the Collateral Agent's or the Investor's name, as appropriate, or the name of its nominee or nominees; and

                    (iii) vote all or any part of the Pledged Collateral
                (whether or not transferred into the name of the Collateral Agent or the Investor, as appropriate) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Grantor hereby irrevocably constituting and appointing the Collateral Agent or the Investor, as appropriate, the proxy and attorney-in-fact of the Grantor, with full power of substitution to do so);

it being understood that the Grantor's obligation so to deliver the Collateral is of the essence of this Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent or the Investor, as appropriate, shall be entitled to a decree requiring specific performance by the Grantor of such obligation.

        Section 5.03 Remedies; Disposition of the Collateral.

                (a) Any Collateral repossessed by the Collateral Agent or the Investor, as appropriate, under or pursuant to Section 5.02, and any other Collateral whether or not so repossessed by the Collateral Agent or the Investor, as appropriate, may, subject to Section 5.04, be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent or the Investor, as appropriate, may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or the Investor, as appropriate, or after any overhaul or repair that the Collateral Agent or the Investor, as appropriate, shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefore, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's or the Investor's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York City. To the extent permitted by any such requirement of law, the Collateral Agent or the Investor, as appropriate, may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 5.03 without accountability to the Grantor (except to the extent of surplus money received as provided in Section 5.05). If, under mandatory requirements of applicable law, the Collateral Agent or the Investor, as appropriate, shall be required to make disposition of the Collateral within a period of time that does not permit the giving of notice to the Grantor as hereinabove specified, the Collateral Agent or the Investor, as appropriate, need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                (b) With respect to the Pledged Collateral and subject to the provisions of Section 5.04 hereof, after an Event of Default, the Collateral Agent or the Investor, as appropriate, may, at any time or from time to time, sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Grantor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent or the Investor, as appropriate, in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Grantor. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Pledged Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Collateral Agent or the Investor, as appropriate, may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. The Collateral Agent or the Investor, as appropriate, shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

        Section 5.04 Restrictions. Notwithstanding anything to the contrary contained in this Security Agreement, neither the Investor nor the Grantor will take or instruct the Collateral Agent to take any action pursuant to this Security Agreement that (i) would constitute or result in any assignment of a Permit (as defined in Section 3.03(a)) or any transfer of control of the Grantor or any Subsidiary of the Grantor if such assignment of a Permit or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC) the prior approval of the FCC or any State PUC or (ii) would otherwise require the prior approval of the FCC or any State PUC, unless such approval has been obtained (as applicable) from such State PUC or from the FCC. Without limiting the generality of the foregoing, the Collateral Agent and the Investor each specifically agrees that (a) voting rights with respect to the Pledged Collateral will remain with the holders of such voting rights during the existence of an Event of Default unless and until any required prior approvals to the transfer of such voting rights have been obtained (as applicable) from such State PUC or from the FCC, and (b) during the existence of any Event of Default and foreclosure upon the Pledged Collateral by the Collateral Agent, there will be either a private or public sale of the Pledged Collateral, and (c) prior to the exercise of voting rights by the purchaser at any such sale, any consent of any State PUC or the FCC required pursuant to any State Communications Act or the Federal Communications Act (respectively) will be obtained. For the purposes of this
Section 5.04, "FCC" means the Federal Communications Commission or any other entity or agency that succeeds to its responsibilities and powers, "State Communications Acts" means the laws of any state in which the Grantor or any Subsidiary of the Grantor does business that govern the provision of communications services offered or performed by the Grantor or any Subsidiary of the Grantor within such state and are applicable to the Grantor or such Subsidiary of the Grantor, as amended from time to time, and as implemented by the rules, regulations, and orders of the applicable State PUC or any court of competent jurisdiction and "State PUC" means the public utility commission or other regulatory agency of any state in which the Grantor or any Subsidiary of the Grantor does business that is vested with jurisdiction over the Grantor or such Subsidiary of the Grantor and over State Communications Acts or the provision of communication services within such state.

        Section 5.05 Waiver of Claims. Except as otherwise provided in this Security Agreement, THE GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S OR THE INVESTOR'S, AS APPROPRIATE, TAKING POSSESSION OR THE COLLATERAL AGENT'S OR THE INVESTOR'S, AS APPROPRIATE, DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Grantor hereby further waives, to the extent permitted by law:

                (a) all damages occasioned by such taking of possession except any damages that are the direct result of the Collateral Agent's or Investor's gross negligence or willful misconduct;

                (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's or Investor's rights hereunder; and

                (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Collateral or any portion thereof, and the Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.

        Section 5.06 Application of Proceeds. The Collateral Agent or the Investor, as appropriate, shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                (a) First, to the payment of all costs and expenses incurred by the Collateral Agent and the Investor, as the case may be, in connection with any action or proceeding taken to enforce the rights of the Collateral Agent and the Investor under this Security Agreement, including, without limitation, the initiation of any non-judicial action or any action in any court or before any administrative or regulatory agency or tribunal to enforce such rights, including reasonable attorneys fees and expenses;

                (b) Second, to the payment of the Obligations to the Collateral Agent, to the extent remaining unpaid, until all such Obligations are satisfied in full;

                (c) Third, to the payment of the Obligations to the Investor, until all such Obligations are satisfied in full; and

                (d) Fourth, to the Grantor, or its representative or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds, or as otherwise permitted by law.

        Section 5.07 Remedies Cumulative. No failure or delay on the part of the Collateral Agent or the Investor in exercising any right, power or privilege hereunder, under the Restructuring Agreement and no course of dealing between the Grantor or any Subsidiary and the Collateral Agent or the Investor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder, under the Restructuring Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in the Restructuring Agreement expressly provided are cumulative and not exclusive of any rights, powers or remedies that the Collateral Agent or the Investor would otherwise have. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or the Investor to any other or further action in any circumstances without notice or demand.

        Section 5.08 Discontinuance of Proceedings. In case the Collateral Agent or the Investor shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent or the Investor, as appropriate, then, and in every such case, the Grantor, the Collateral Agent or the Investor, as appropriate, and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interests created under this Security

Agreement, and all rights, remedies and powers of the Collateral Agent and the Investor shall continue as if no such proceeding had been instituted.

                                   ARTICLE VI

                       Collateral Agent Duties; Indemnity

        Section 6.01 Limitation of Liability.

                (a) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Security Agreement and no implied covenants or obligations shall be read in this Security Agreement against the Collateral Agent. The Collateral Agent shall not be deemed to have any knowledge of an Event of Default unless informed in writing by the Investor or the Grantor.

                (b) The Collateral Agent shall not be required to exercise any remedies hereunder unless requested in writing to do so by the Investor and in such event subject to the terms of this Security Agreement and only if furnished with indemnity satisfactory to the Collateral Agent by the Investor. The Collateral Agent may consult with counsel and shall not be liable for any action taken in good faith in reliance upon the advice of counsel. The Collateral Agent makes no representation concerning the value or validity of the Pledged Collateral or the validity or perfection of the pledge thereof.

                (c) The Collateral Agent may, at any time on 30 days' notice to the Grantor and the Investor, resign hereunder and may be removed by a joint writing of the Grantor and the Investor. Upon any such resignation or removal of the Collateral Agent, the Investor shall promptly appoint another financial institution to act as Collateral Agent hereunder, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. To the extent that a successor Collateral Agent has not been appointed and accepted the responsibility as successor Collateral Agent hereunder within 30 days after the Collateral Agent's notice of resignation, each of the Investors shall automatically succeed to and become vested with the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder except that the Collateral Agent shall deliver any and all Collateral in its possession to the Investor and assign and transfer its rights hereunder to the Investor. The Investor agrees to cooperate in accepting the Collateral and the assignment of the Collateral Agent's rights hereunder.

                (d) The Collateral Agent (i) shall not be obligated hereunder to take or hold possession of any Collateral other than the Pledged Collateral,
(ii) has no responsibility for the sufficiency, contents or filing of any financing statement or continuation statement (except that it shall reasonably cooperate with the Investor in executing appropriate continuation statements provided to it by the Investor and upon the Investor's request), (iii) shall have no responsibility for the genuineness, marketability, or sufficiency of or title to any Collateral, (iv) shall have no responsibility to take or cause to be taken any action necessary to perfect the security interest contemplated hereby

(other than to retain physical possession of the Pledged Collateral in accordance with the terms hereof); and (v) shall not be under any duty or obligation to determine, compel or enforce performance or compliance by the Grantor with this Security Agreement or the Restructuring Agreement.

                (e) Upon receipt by the Collateral Agent from the Grantor of any notice or request pursuant to Section 7.16, the Collateral Agent shall not be under any obligation other than to forward the same promptly to the Investor and to await instruction from the Investor as contemplated thereby).

                (f) No grant of power or authority to the Collateral Agent, and no covenant, representation or warranty by the Grantor to the Collateral Agent under this Security Agreement shall be construed to impose or imply any duty or obligation on the part of the Collateral Agent to exercise or enforce any such power, authority, covenant, representation or warranty.

                (g) The Collateral Agent shall be under no duty to invest (or otherwise pay interest on) any funds it may hold from time to time hereunder.

                (h) The Collateral Agent (i) shall not be responsible for any of the agreements referred to or described herein (including, without limitation, the Restructuring Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby; (ii) shall not be obligated to take any legal or other action hereunder that might, in its judgment, involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Collateral Agent's own gross negligence or willful misconduct in breach of the terms of this Security Agreement. In no event shall the Collateral Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Collateral Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

                (i) The Collateral Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Collateral Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Collateral Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Collateral Agent's own gross negligence, bad faith or willful misconduct in breach of this Security Agreement.

        Section 6.02 Grantor Indemnity.

                (a) The Grantor agrees to indemnify, reimburse and hold the Collateral Agent and the Investor and each of their respective officers, directors, employees, representatives and agents (hereinafter in this Section
6.02 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.02 the foregoing are collectively called "Expenses") of whatsoever kind or nature that may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Security Agreement or the documents executed in connection herewith or in any other way connected with the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.02(a) for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. The Grantor agrees that, upon written notice by any Indemnitee of any assertion that could give rise to an expense, the Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Grantor of any such assertion of which such Indemnitee has knowledge.

                (b) Without limiting the application of Section 6.02(a), the Grantor agrees to pay, or reimburse the Collateral Agent or the Investor (as appropriate) for (if the Collateral Agent or the Investor (as appropriate) shall have incurred fees, costs or expenses because the Grantor shall have failed to comply with its obligations under this Security Agreement), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and Security Interests in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's Security Interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                (c) Without limiting the application of Section 6.02(a) or (b), the Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses that such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Grantor in this Security Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Security Agreement.

                (d) If and to the extent that the obligations of the Grantor under this Section 6.02 are unenforceable for any reason, the Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law. Without limiting the definition of "Obligations" set forth in Section 1.02, the obligations of the Grantor under Sections 6.02(a), (b) and (c) shall be considered Obligations pursuant to clause (b) of that definition.

        Section 6.03 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Grantor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all Obligations and notwithstanding the discharge thereof.

        Section 6.04 Fees and Indemnity.

                (a) In accordance with the fee schedule attached hereto as
Schedule III, the Grantor and the Investor agree, jointly and severally, to pay, or reimburse the Collateral Agent for, on the date of execution of this Security Agreement, the Collateral Agent's attorney's fees and expenses, incurred in connection with the preparation of this Security Agreement (which shall not exceed $1,000). The Grantor and the Investor agree, jointly and severally, to pay the Collateral Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as Schedule III, which may be subject to change hereafter on an annual basis. Without limiting the definition of "Obligations" set forth in Section 1.02, the obligation of the Grantor to pay the amounts set forth in this Section 6.04(a) shall be considered an Obligation pursuant to clause (b) of that definition. Without altering or limiting the joint and several liability of the Grantor and the Investor to the Collateral Agent hereunder, the Grantor and the Investor agree among themselves that they shall share one-half each of the amounts payable to the Collateral Agent pursuant to this Section 6.04 (a).

                (b) The Investor hereby agrees to indemnify the Collateral Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Collateral Agent arising out of or in connection with this Security Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability, unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Collateral Agent's gross negligence, bad faith, or willful misconduct; provided, that, if and to the extent the Investor shall be obligated to pay any amount to the Collateral Agent hereunder, the Grantor shall reimburse the Investor for each such amount in full and any such amounts shall be added to and shall become part of the Obligations secured hereby. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Security Agreement.

                                  ARTICLE VII

                                  Miscellaneous

        Section 7.01 Notices. Notice Addresses. Any notice permitted or required hereunder shall be in writing, and shall be sent by personal delivery, overnight delivery by a recognized courier or delivery service, mailed by registered or certified mail, return receipt requested, postage prepaid, or by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case to the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties).

         If to the Grantor:

         Talk America Holdings, Inc.
         12020 Sunrise Valley Drive, Suite 250
         Reston, Virginia 20191
         Fax: (703) 391-7525
         Attention: General Counsel

         With a copy to:

         Talk America Holdings, Inc.
         6805 Route 202
         New Hope, PA 18938
         Fax: (215) 862-1960
         Attention: General Counsel

         If to Investor:

         America Online, Inc.
         22000 AOL Way
         Dulles, Virginia 20166
         Fax: (703) 265-2208
         Attention: General Counsel

         With a copy to:

         America Online, Inc.
         22000 AOL Way
         Dulles, Virginia 20166
         Fax: (703) 265- 1202
         Attention: Senior Vice President,
                    Head of Business Affairs

         If to Collateral Agent:

         State Street Bank and Trust Company, N.A.
         61 Broadway
         New York, New York 10006
         Attention: Corporate Trust Department
         Talk America Holdings/AOL
         Security and Pledge
         Fax:  212-612-3201

        Section 7.02 Entire Agreement. This Security Agreement and Restructuring Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, except that this Security Agreement shall not be deemed to amend, supplement or otherwise supersede the rights or obligations of the parties under the Restructuring Agreement. Any conflict between this Security Agreement and the Restructuring Agreement shall be governed by the Restructuring Agreement.

        Section 7.03 Binding Effect; Assignment; Several Agreement.

                (a) This Security Agreement shall be binding upon the Grantor, and the Collateral Agent and the Investor and their respective successors and assigns, and shall bind all Persons who become bound as a debtor to this Security Agreement, except to the extent any such successor or assign is not permitted by the Restructuring Agreement.

                (b) The Investor does not consent to any assignment by the Grantor, except as expressly provided in this Security Agreement or the Restructuring Agreement.

                (c) In connection with any resignation or removal of the Collateral Agent pursuant to Section 6.01(c), the Collateral Agent may assign its rights and interests under this Security Agreement. If an assignment is made, Grantor shall render performance under this Security Agreement to the assignee.

        Section 7.04 Governing Law. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        Section 7.05 Waivers; Amendment.

                (a) No failure or delay of the Collateral Agent or the Investor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

                (b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent, the Investor and the Grantor and in accordance with the terms of the Restructuring Agreement.

        Section 7.06 Severability. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        Section 7.07 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument.

        Section 7.08 Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

        Section 7.09 Obligations Absolute. The obligations of the Grantor under this Security Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from the Restructuring Agreement or any assignment or transfer thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Restructuring Agreement or this Security Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Security Agreement or the Restructuring Agreement; (iii) any furnishing of any additional security to the Collateral Agent on behalf of the Investor or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent on behalf of the Investor; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

        Section 7.10 Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and neither the Collateral Agent nor the Investor shall have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Security Agreement, nor shall the Collateral Agent or the Investor be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or with respect to any Collateral.

        Section 7.11 Action by Investor. In the event that there is more than one holder of the Convertible Note, any decision, direction, notice or other action to be made by the Investor pursuant to this agreement, shall be made by the majority of holders in principal amount of the Convertible Note.

        Section 7.12 Termination. This Security Agreement and the Security Interest shall terminate when all the Obligations have been paid in full or the Restructuring Agreement shall have terminated or been terminated, whichever is earlier, at which time the Collateral Agent shall promptly execute and deliver to the Grantor, at the Grantor's expense, all UCC termination statements and similar documents that the Grantor may reasonably request to evidence such termination.

        Section 7.13 Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Collateral, or should any claim be made upon the Collateral Agent or the Collateral by a third party, the Collateral Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession, without liability to anyone, all or any of said Collateral until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a competent court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Collateral Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Collateral.

        Section 7.14 Consent to Jurisdiction and Service. Each of the Grantor and Investor (together, the "Interested Parties") hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the State of New York and of any Federal court located in said State of New York in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Collateral Agent arising out of or relating to this Security Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 7.01 hereof.

        Section 7.15 Force Majeure. The Collateral Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

        Section 7.16 Reproduction of Documents. This Security Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

        Section 7.17 Releases.

                (a) At such time as the Convertible Note and the other Obligations then due and owing shall have been paid in full in cash, all Collateral shall be released from the Liens created hereby, and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of the Investor, Collateral Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Collateral Agent, in accordance with the instructions of the Investor, shall deliver to the Grantor any Collateral held by the Collateral Agent or the Investor hereunder, and execute and deliver to such Grantor such documents (including, without limitation, UCC termination statements) as such Grantor shall reasonably request to evidence such termination.

                (b) In connection with the sale or other disposition permitted under Section 5.14 of the Restructuring Agreement and the release of the Collateral subject to such sale or other disposition, the Collateral Agent, in accordance with the instructions of the Investor, shall execute and deliver to the Grantor (at the sole cost and expense of the Grantor) all releases or other documents (including, without limitation, UCC termination statements) necessary or reasonably desirable for the release of Liens created hereby on such Collateral as the Grantor may reasonably request.

        Section 7.18 Representations and Warranties. The Grantor reaffirms the representations and warranties to the Investor set forth in Article III of the Restructuring Agreement.



            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


                                     TALK AMERICA HOLDINGS, INC.



                                     By:      /s/ Aloysius T. Lawn, IV
                                        --------------------------------
                                     Name:  Aloysius T. Lawn, IV
                                     Title: Executive Vice President, General
                                            Counsel and Secretary





                                     STATE STREET BANK AND
                                        TRUST COMPANY, N.A., as
                                        Collateral Agent



                                     By:   /s/ James E. Murphy
                                        --------------------------------
                                     Name:  James E. Murphy
                                     Title: Vice President




Agreed and Accepted:

AMERICA ONLINE, INC.

By:    /s/ Lynda Clarizio
    ----------------------------------
    Name:  Lynda Clarizio
    Title: Senior Vice President

Schedule I to the
Security and Pledge Agreement
Grantor:  Talk America Holdings, Inc.

                                  CAPITAL STOCK

                                  State of
                              Incorporation of      Number of                               Number and Class of     Percentage of
          Issuer                   Issuer          Certificate    Registered Owner              Shares                 Shares
-------------------------   --------------------   -----------    ----------------        ---------------------     ------------

Talk America Inc.           Pennsylvania                10        Talk America            1,950 Common Stock            100%
                                                                  Holdings, Inc.

Talk America of             Virginia                    1         Talk America            100 Common Stock              100%
Virginia, Inc                                                     Holdings, Inc.

Compco, Inc.                Delaware                    2         Talk America            10 Common Stock               100%
                                                                  Holdings, Inc.

Access One                  New Jersey                  1         Talk America            100 Common Stock              100%
Communications Corp.                                              Holdings, Inc.

The Other Phone             Florida                     *         Access One              10,500 Common Stock           100%
Company, Inc.                                                     Communications Corp.

Omnicall, Inc.              South Carolina              *         Access One              12,269,000 Common Stock       100%
                                                                  Communications Corp.


* Certificates are held by MCG Finance Corporation and, as of the date on which this Secuirty Agreement becomes effective, are not pledged pursuant to this Security Agreement and are not included in the definition of Pledged Collateral. Certificates are pledged pursuant to the Subsidiary Guarantee and Security Agreement. Certificates are not among those to be delivered to the Collateral Agent pursuant to this Security Agreement.

                                 DEBT SECURITIES


       Issuer           Issue        Principal Amount        Date of Note        Maturity Date
--------------------    -----        ----------------        ------------        -------------

None.


Schedule II to the
Security and Pledge Agreement
Grantor:  Talk America Holdings, Inc.



                             PERFECTION CERTIFICATE

         Reference is made to the Security and Pledge Agreement dated as of September 19, 2001 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Talk America Holdings, Inc. as the Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. (the "Investor"), and the Investor.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

                Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, is as follows:

                          Talk America Holdings, Inc.

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

                    Talk.com Inc. (name changed April 6, 2001)

               Tel-Save Holdings, Inc. (name changed November 16, 1998)

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                  Tel-Save/ Network Services/The Phone Company/

         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                     Talk America Holdings, Inc.: 23-2827736

         2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth below:

Mailing Address                                   County                State
---------------                                   ------               -------
12020 Sunrise Valley Drive, Suite 250             Fairfax                 VA
Reston, Virginia  20191


          (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                                   County                State
---------------                                   ------               -------

6805 Route 202                                    Bucks                         PA
New Hope, Pennsylvania 18938


         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:


Mailing Address                                   County                State
---------------                                   ------               -------

None.


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                                   County                State
---------------                                   ------               -------

None.



         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:


Mailing Address                                   County                State
---------------                                   ------               -------

None.



         IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.



                                             TALK AMERICA HOLDINGS, INC.




                                             By:
                                                -----------------------------
                                             Name:  Aloysius T. Lawn, IV
                                             Title: General Counsel

Schedule III to the
Security and Pledge Agreement

                                  FEE SCHEDULE

Annual Collateral Agent Fee:                $3,500.00 per year or part thereof

The Annual Fee shall be due and payable in advance, upon signing of the Security and Pledge Agreement; thereafter upon each anniversary date. The Annual Fee shall be subject to an annual adjustment of up to 10% by the Collateral Agent, upon notice.

Annual Fee Per Additional Investor:         $500 per year or part thereof

Wire Fee:                                   $25.00 per wire

Investment Fee:                             $65.00 per Book Entry buy/sell
(direct investments in treasuries, C/D's,   $100.00 per Physical buy/sell
CP, Repo's, etc.)

Sweep Fee:                                  40 basis points per annum of
(SSgA or selected other Money               the average daily net assets
Market Funds)

Out-of-Pocket Expenses:                     At Cost
(such as but not limited to, telephone, postage, insurance, shipping charges, outside investment charges and supplies, will be charged at cost)

Legal Fee:                                  $1,000.00 (cap)

Extraordinary Administrative Expenses
In addition to the Annual Fee, fees for extraordinary services will be determined and charged by appraisal. Such services may include, but are not limited to, additional responsibilities and services incurred in case of default, dispute or third party claim upon the escrow fund.